Exhibit 10.9

Execution Version

Gemini Clearing Agreement

This Gemini Clearing Agreement (“Clearing Agreement” or “Agreement”) is entered into and effective as of October 26, 2023, between VanEck Bitcoin Trust, a statutory trust organized in Delaware (the “Customer”), and Gemini Trust Company, LLC, a New York State-chartered limited purpose trust company (“Gemini” or “Custodian”, and together with Customer the “Parties,” and each individually, a “Party”), as custodian to the Customer. This Agreement governs Customer’s use of Gemini Clearing (as defined below).

RECITALS

WHEREAS, Gemini and Customer have entered into a Custodial Services Agreement, dated as of October 26, 2023, between Gemini and Customer (the “Custody Agreement”). In addition to the Custodial Services (as defined in the Custody Agreement), Customer wishes to use certain services provided by Gemini for the clearing and settlement of Digital Asset purchase and sale transactions.

TERMS

NOW, THEREFORE, in consideration of the covenants and promises in this Clearing Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Definitions. The following terms have the meaning specified herein. Capitalized terms used in this Agreement but not defined below have the meaning given to such terms in the Agreement or in the User Agreement, as applicable.

(a)

“Applicable Laws and Regulations” means all laws, regulations, and rules of any applicable governmental, self-regulatory, or other regulatory authority, including, but not limited to: Money Service Business (“MSB”) regulations under the Financial Crimes Enforcement Network (“FinCEN”); state money transmission laws; laws, regulations, and rules of relevant tax authorities; applicable regulations and guidance set forth by FinCEN; the Bank Secrecy Act of 1970 (“BSA”); the USA PATRIOT Act of 2001 (“Patriot Act”); anti-money laundering and counter-terrorist financing (“AML/CTF”) provisions as mandated by U.S. federal law and any other rules and regulations regarding AML/CTF; issuances from the Office of Foreign Assets Control (“OFAC”); the New York Banking Law (the “NYBL”); regulations promulgated by the New York Department of Financial Services (“NYSDFS”) from time to time; the National Futures Association (“NFA”); the Financial Industry Regulatory Authority (“FINRA”); and the Commodity Exchange Act (“CEA”).

(b)

“BSA/AML Program” means Gemini’s Bank Secrecy Act and Anti-Money Laundering Compliance Program, available on Gemini’s website at, https://www.gemini.com/legal/user-agreement#section-bsa-aml-compliance, which may be amended from time to time at Gemini’s discretion.

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(c)

“Digital Asset” means a digital asset (also called a “cryptocurrency,” “virtual currency,” “digital currency,” or “virtual commodity”), such as bitcoin or ether, which is a digital representation of value based on (or built on top of) a cryptographic protocol of a computer network.

(d)

“Depository Account” a subaccount of a Gemini Customer’s Digital Asset account that reflects the Gemini Customer’s Digital Asset balance for purposes of using Gemini Clearing or the Gemini Exchange.

(e)

“Digital Asset Account” a subaccount of a Gemini Customer’s Gemini Account that reflects the Gemini Customer’s Digital Asset balance and is subdivided into a Depository Account and a Custody Account (as defined in the Custody Agreement).

(f)

“Gemini Customer” means individuals or institutions that have opened a Gemini Account and successfully completed Gemini’s BSA/AML Program.

(g)

“Gemini Platform” means Gemini’s website and associated technology including applications and application programming interfaces.

(h)

“Supported Digital Assets” means Digital Assets of Supported Networks that Gemini supports, in its sole discretion, a current list of which is available on Gemini’s website (https://www.gemini.com/legal/user-agreement#section-supported-digital-assets-and-waiver-of-conflicts).

(i)

“User Agreement” means the Gemini User Agreement, available at Gemini’s website (https://www.gemini.com/legal/user-agreement#section-gemini-exchange), which may be amended, amended and restated, or otherwise modified from time-to-time in Gemini’s sole discretion, and made available on such website or a replacement website.

2.	Scope of Agreement.

(a)

This Clearing Agreement shall apply to Customer’s use of Gemini Clearing functionality (as defined in Section 4) and activities related thereto and does not apply to the provision of Custodial Services (as defined in the Custody Agreement) by Gemini to Customer. Gemini shall make available to Customer the Clearing Services, as defined in Section 4, subject to the terms of this Agreement.

(b)

Unless otherwise agreed to by the Parties, Customer will not be charged fees by Gemini for the use of Clearing Services during the Term.

(c)

Gemini Clearing is available only to Gemini Customers for Supported Digital Assets and fiat currencies with respect to which Gemini provides trading services.

(d)

Customer acknowledges and agrees that its use of Gemini Clearing is facilitated for fiat currency through Customer’s Fiat Account and for Digital Assets through Customer’s Depositary Account, which is a sub-account of Customer’s Digital Asset Account. Customer acknowledges and agrees that to make use of Clearing Services, Customer must onboard with

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Gemini to create a Depository Account in advance, and that its use of the Depository Account shall be subject to the terms and provisions of the User Agreement, except as otherwise expressly provided in this Agreement.

3.	Term and Termination.

(a)

The term of this Agreement is two (2) years, beginning on the Effective Date (the “Term”). After the expiration of the Term, the Agreement shall automatically renew for successive one-year periods unless otherwise terminated pursuant to this Section 3.

(b)

Either Party may terminate this Agreement upon ninety (90) days’ prior written notice to the other Party specifying such date of termination.

(c)

Gemini may terminate this Agreement immediately, with notice to Customer, if it determines in its sole discretion it is necessary to take such action to comply with Applicable Laws and Regulations or in connection with Gemini’s fraud or other compliance program.

4.

Clearing Services. Gemini shall make the following functionality available to Customer through the Gemini Platform (the “Clearing Services”):

(a)

Gemini clearing (“Gemini Clearing”) allows the submission, acceptance, funding, and settlement of purchase and sale transactions with respect to Supported Digital Assets that Customer arranges and negotiates with another party that is a Gemini Customer (“Counterparty”) without the involvement of Gemini or any Gemini affiliate (such transactions, “Clearing Transactions”). Each Clearing Transaction has one party that will act as buyer owing an amount of fiat currency (such party, the “Buyer” and such amount, the “Fiat Currency Amount”) and a party that will act as a seller owing an amount of Supported Digital Assets (such party, the “Seller” and such amount, the “Digital Asset Amount”).

(b)

For each Clearing Transaction, Customer or Counterparty is responsible for submitting a request (such party, the “Submitting Party” and such request a “Clearing Request”) to settle a transaction through Gemini Clearing in the form and manner, and otherwise in accordance with the instructions, technical specifications and other information, that Gemini may require, either through the Gemini Clearing user interface or as otherwise instructed or requested by Gemini. Customer acknowledges and agrees that Gemini may amend or revise these requirements from time to time, for any reason and without prior notice to Customer. For each Clearing Transaction and Clearing Request, the Submitting Party must, at a minimum, (i) identify the Gemini Account of the other party to the Clearing Transaction (such party, the “Confirming Party”), (ii) the Buyer and the applicable Fiat Currency Amount for the Clearing Transaction, (iii) the Seller and the applicable Digital Asset Amount for the Clearing Transaction, and (iv) the time period by when the Clearing Request will expire if not completed (“Expiration Time”).

(c)

Once the Submitting Party successfully submits a Clearing Request, Gemini shall notify the Confirming Party of the Clearing Request and the relevant information in such Clearing Request. Each of the Customer and the Counterparty are responsible for funding their respective

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Depository Accounts or Fiat Accounts, as applicable, with the Fiat Currency Amount and the Digital Asset Amount, as applicable based on the Clearing Request, in each case prior to the Expiration Time.

(d)

If, prior to the Expiration Time, both the Customer and the Counterparty have funded their Depository Account or Fiat Account, as applicable, with their respective obligation of the Fiat Currency Amount and the Digital Asset Amount, Gemini shall (i) transfer the Fiat Currency Amount from the Buyer’s Gemini Account to the Seller’s Gemini Account and (ii) transfer the Digital Asset Amount from the Seller’s Gemini Account to the Buyer’s Gemini Account. If the parties do not fund their respective accounts with the amounts specified in the Clearing Request by the Expiration Time, the Clearing Request will expire and Gemini have no obligations with respect to such Clearing Request.

(e)

Customer acknowledges and agrees that Gemini is not involved in and does not have any responsibility for any Clearing Transaction, other than as specifically identified in this Agreement. Customer agrees and understands that with respect to Clearing Requests, Gemini cannot authenticate whether or not such Clearing Request originated from an authorized person of the Customer or Counterparty. Customer agrees and understands that Gemini may rely upon, without liability on its part, any Clearing Request submitted through the Gemini Platform. Absent gross negligence, willful misconduct or fraud, Gemini shall not be liable for any loss resulting from a Clearing Request or the use of Clearing Services. Validation and confirmation procedures used by Gemini are designed only to verify the source of Clearing Requests and that each party has met its respective obligations in respect of a Clearing Request and not to detect errors in the content of that Clearing Request or to prevent duplicate Clearing Requests. Customer is responsible for losses resulting from Clearing Requests provided by it and for any errors made by or on behalf of the Customer, any errors resulting, directly or indirectly, from fraud or the duplication of any Clearing Request by or on behalf of the Customer, or any losses resulting from the malfunctioning of any devices used by the Customer or loss or compromise of credentials used by the Customer to deliver Clearing Requests.

(f)

Customer also agrees and understands that Gemini may reject, refuse to settle or otherwise not complete any request to settle a Clearing Request through Gemini Clearing for any reason necessary to comply with Applicable Laws and Regulations or in connection with its fraud or other compliance controls and systems, and Customer agrees that Gemini shall have no liability whatsoever to Customer, any transaction counterparty or any other party in connection with or arising out of Gemini rejecting, refusing or otherwise not completing the settlement of a transaction through Gemini Clearing.

(g)

Gemini will not settle transactions through Gemini Clearing: (i) if either party to a Clearing Transaction has not fully funded its Fiat Account or Depository Account, as applicable, with the required Fiat Currency Amount or Digital Asset Amount, as applicable, prior to the Expiration Time; (ii) if either party to a Clearing Transaction has not confirmed its acceptance of the Clearing Request to Gemini prior to the Expiration Time; (iii) if either party to a transaction is

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not a Gemini Customer; or (iv) for any other reason as determined by Gemini in its sole discretion to comply with Applicable Laws and Regulation or in connection with Gemini’s fraud or other compliance controls and systems.

5.	Confidentiality.

(a)

As used herein, the term “Confidential Information” means all non-public information disclosed directly or indirectly by one party (including its employees, agents and representatives, the “Disclosing Party”) to the other party (“Receiving Party”) in connection with the provision of services contemplated by this Agreement, whether furnished before or after the date of this Agreement, and whether written, oral or in electronic form.

(b)

The Receiving Party shall maintain the strict confidentiality of any Confidential Information and shall not disclose any part of it to any other person except as set forth herein. The Receiving Party shall treat the Confidential Information with the same degree of care as it would its own, but in no event with less than reasonable care.

(c)

The Receiving Party shall not disclose or permit disclosure of any Confidential Information to third parties, other than to those who have (i) a reasonable need to know such information in order to assist the Receiving Party in connection with the services under this Agreement and (ii) have agreed to preserve the confidentiality of the Confidential Information; provided, however, that such obligation shall not apply to any information that the Receiving Party is required to disclose or provide to NYSDFS or FinCEN pursuant to Applicable Laws and Regulations.

(d)

The Receiving Party further agrees to notify the Disclosing Party in writing of any actual or suspected misuse, misappropriation or unauthorized disclosure of the Disclosing Party’s Confidential Information which may come to Receiving Party’s attention.

(e)

Exceptions: Notwithstanding the above, the Receiving Party shall not have liability to the Disclosing Party with regard to any Confidential Information which:

i.

Was in the public domain at the time it was disclosed to the Receiving Party or has entered the public domain through no fault of Receiving Party;

ii.

Was known to Receiving Party, without restriction, at the time of disclosure, as demonstrated by files in existence at the time of disclosure;

iii.

Is disclosed with the prior written approval of the Disclosing Party; or

iv.

Is disclosed pursuant to applicable federal, state or local laws, rules, regulations or policies, or the order or requirement of a court, administrative agency, or other governmental body; provided, however, that Receiving Party shall provide (if allowed) prompt notice of such court order or requirement to the Disclosing Party to enable the Disclosing Party to seek a protective order or otherwise prevent or restrict such disclosure.

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6.	Miscellaneous.

(a)

Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by all of the other Parties hereto. Until and unless each Party has received a counterpart hereof signed by the other Parties hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the Parties hereto and their respective successors and assigns.

(b)

Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received) and shall be given, if to Customer, to:

[REDACTED]

if to Gemini, to:

[REDACTED]

or such other address or facsimile number as such Party may hereafter specify for the purpose by notice to the other Parties hereto. Each of the foregoing addresses shall be effective unless and until notice of a new address is given by the applicable Party to the other Parties in writing. Notice will not be deemed to be given unless it has been received.

(c)

Relationship of the Parties. Nothing in this Agreement shall be deemed or is intended to be deemed, nor shall it cause, Gemini or Customer to be treated as partners, joint ventures, or otherwise as joint associates for profit.

(d)

Governing Law; Arbitration. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of New York (excluding the conflicts of law provisions). Any controversy, claim or dispute arising out of or relating to this Agreement or the breach thereof shall be settled solely and exclusively by binding arbitration in New York, New York administered by JAMS and conducted in English. All such controversies, claims or disputes, including any relating to the scope of this section and/or the arbitrability of any claim, shall be

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settled in this manner in lieu of any action at law or equity. Such arbitration shall be conducted in accordance with the then prevailing JAMS Comprehensive Arbitration Rules & Procedures (the “Rules”), with the following exceptions to such Rules if in conflict: (a) the arbitration shall be conducted by one neutral arbitrator; (b) each party to the arbitration will pay an equal share of the expenses and fees of the arbitrator, together with other expenses of the arbitration incurred or approved by the arbitrator; and (c) arbitration may proceed in the absence of any party if written notice (pursuant to the Rules) of the proceedings has been given to such party. Each party shall bear its own attorney’s fees and expenses. The Parties agree to abide by all decisions and awards rendered in such proceedings. Such decisions and awards rendered by the arbitrator shall be final and conclusive. All such controversies, claims or disputes shall be settled in this manner in lieu of any action at law or equity. To the extent a Party seeks emergency relief in connection with any dispute, the “Emergency Relief Procedures” provision of the Rules, currently Rule 2(c), shall govern. The Parties acknowledge that this Agreement restricts any Party from seeking emergency relief from any court, including without limitation temporary restraining orders and/or preliminary injunctions, and the Parties agree that, to the extent any Party breaches this Agreement by seeking such relief from a court, the Party seeking such relief shall be responsible for paying the other Party’s attorneys’ fees in opposing such relief, and the arbitrator shall render an award of such attorneys’ fees at the earliest possible time after such fees are incurred. IF FOR ANY REASON THIS ARBITRATION CLAUSE BECOMES NOT APPLICABLE THEN EACH PARTY, (i) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER MATTER INVOLVING THE PARTIES HERETO, AND (ii) SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK COUNTY, NEW YORK AND EACH PARTY HERETO AGREES NOT TO INSTITUTE ANY SUCH ACTION OR PROCEEDING IN ANY OTHER COURT IN ANY OTHER JURISDICTION. Each party irrevocably and unconditionally waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in the arbitration forum or venue referred to in this section.

(e)

Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(f)

Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns but the

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Parties agree that no Party can assign its rights and obligations under this Agreement without the prior written consent of the other Parties, which consent shall not be unreasonably withheld or delayed.

(g)

Entire Agreement. This Agreement embodies the entire agreement and understanding among the Parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter of this Agreement.

Each of the undersigned has caused this Agreement to be executed by its duly authorized officer.

[Signature Page Follows.]

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VanEck Bitcoin Trust By: VanEck Digital Assets, LLC, its sponsor /s/ Matthew Babinsky
By: Matthew Babinsky Title: Assistant Vice President

GEMINI TRUST COMPANY, LLC /s/ Marshall Beard
By: Marshall Beard Title: President

Gemini Van Eck Clearing Agreement Signature Page